Allegheny Energy Edison Electric Institute Financial Conference November 6-9, 2005 Exhibit 99.1

Forward-Looking Statements
In addition to historical information, this presentation contains a number of " forward-looking
statements" as defined in the Private Securities Litigation Reform Act of 1995.   Words such as
anticipate, expect, project, intend, plan, believe and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements.
These include statements with respect to: regulation and the status of retail generation service supply competition in states served by Allegheny Energy's delivery business, Allegheny Power; the closing of various agreements; financing plans; demand for energy and the cost and availability of raw materials, including coal; provider-of-last resort and power supply contracts; results of litigation; results of operations; internal controls and procedures; capital expenditures; status and condition of plants and equipment; regulatory matters; and accounting issues. Forward-looking statements involve estimates, expectations, and projections and, as a result, are subject to risks and uncertainties.  There can be no assurance that actual results will not materially differ from expectations.  Actual results have varied materially and unpredictably from past expectations. Factors that could cause actual results to differ materially include, among others, the following: changes in the price of power and fuel for electric generation; general economic and business conditions; changes in access to capital; complications or other factors that render it difficult or impossible to obtain necessary lender consents or regulatory authorizations on a timely basis; environmental regulations; the results of regulatory proceedings, including proceedings related to rates; changes in industry capacity, development, and other activities by Allegheny's competitors; changes in the weather and other natural phenomena; changes in the underlying inputs and assumptions, including market conditions used to estimate the fair values of commodity contracts; changes in laws and regulations applicable to Allegheny, its markets or its activities; the loss of any significant customers and suppliers; dependence on other electric transmission and gas transportation systems and their constraints on availability; changes in PJM, including changes to participants rules and tariffs; the effect of accounting policies issued periodically by accounting standard-setting bodies; and the continuing effects of global instability, terrorism and war. Additional risks and uncertainties are identified and discussed in Allegheny Energy's reports and registration statements filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures
This presentation includes non-GAAP financial measures as defined in the
Securities and Exchange Commission’s Regulation G. Where noted, the presentation shows certain financial information on an “as adjusted” basis, to exclude the effect of certain items as described herein. By presenting
“as adjusted” results, management intends to provide investors with a better understanding of the core results and underlying trends from which to consider past performance and prospects for the future.
Users of this financial information should consider the types of events and transactions for which adjustments have been made. “As adjusted” information should not be considered in isolation or viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as measures of our operating performance or liquidity. In addition, the “as adjusted” information is not necessarily comparable to similarly titled measures provided by other companies.
Pursuant to the requirements of Regulation G, we have attached a table that reconciles the non-GAAP financial measures in this presentation to the most directly comparable GAAP measures. The table is also available at
www.alleghenyenergy.com.

Paul J. Evanson Chairman, President and Chief Executive Officer

5 Allegheny Energy Allegheny Energy Generation Coal-fired, PJM 47.8 million MWH* Delivery 1.6 million customers, PA-MD-WV-VA-OH * 12 months ended September 30, 2005

Turnaround
• Restructured and
reduced debt
• Strengthened financial
reporting, internal
controls
• Refocused on core
business
• Launched high
performance organization
• Returned to profitability
Entering a Growth Phase
Growth

7 Earnings Growth Drivers Reduce interest expense Decrease O&M expense Improve plant availability Increase Pennsylvania POLR rates Transition to market-based rates

Growth Driver:
Reduce Interest Expense
Goal: reduce debt by $1.5 billion
(Dec. 1, 2003 – Dec. 31, 2005)
Achieved: $1.9 billion* (through Oct. 15, 2005)
Potential future sources: Ohio sale, other asset
sales, cash flow
Projected reduction in interest expense:  ~$65 million
in 2006
*  Includes tender offer for convertible trust preferred securities ..

9 $818 <$800 $985 2003 2004 2005 2006 2007 $700-750 Growth Driver: Decrease O&M Expense Target Further decrease

83%
78%
82%
76%
79%
91%
83%
2002 2003 2004
2008
Goal
Proforma*
Actual
* Adjusted for extended outages at Hatfield, Pleasants
Improvement of ~$100 million if goal achieved
(supercritical units)
2005
Est.
Growth Driver:
Improve Plant Availability

11 Achieving 91% Availability by 2008 2002 2003 2004 2005 2006 2007 2008 Outage Rate (supercritical units) 22% 24% 17% 17% 15% 9% Reduce planned outages Reduce unplanned outages 18%

$20
$25
$30
$35
$40
$45
$50
$55
2005 2006 2007 2008 2009 2010
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
2006 2007 2008 2009 2010
Generation Rate
$ per MWH
Cumulative Increase in
Pre-Tax Operating Income
$ millions; estimates
Growth Driver:
Increase Pennsylvania POLR Rates

Growth Driver:
Transition to Market-Based Rates
Market: Current
POLR: Maryland,
Ohio
Generation Rates
$ per MWH
Assumption for
2006 Outlook
$25
$30
$35
$40
$45
$50
$55
$60
$65
$70
$75
$80
2005 2006 2007 2008

Growth Driver:
Transition to Market-Based Rates
2006 2009
State Maryland, Maryland
Ohio
MWH transitioning 4.8 million 3.5 million
to market
Increase in pre-tax income $90 million $60 million
Total:  $150 million

15 Managing Risk and Limiting Exposure Managing regulatory/political risk Reducing SO 2 emissions Contracting coal supply needs

16 Exposure to SO 2 Allowance Market Tons of SO 2 Emitted in Excess of Allowances * Average per year (estimates) 2006 20,000 to 30,000 2007-2008 <50,000*

Reducing SO
2
Emissions:
Action Plan
Under consideration Hatfield scrubbers
(Pennsylvania)
Seeking regulatory
approvals
Funded by securitized
surcharge
In service 2010
Fort Martin scrubbers
(West Virginia)
By early 2008 Close Pleasants bypass
STATUS
Began in 3rd
quarter 2005 Low-sulfur PRB coal
ACTION

18 Coal Supply Under Contract 99% 95% 85% 70% 2005 2006 2007 2008 % of Total Requirements 100% 100% 100% 95% 2005 2006 2007 2008 % of POLR Requirements

Coal Costs and Usage
$38
$31
$35
$37 $37
2004 2005 2006 2007 2008
Average Delivered Cost/Ton
Existing contracts only
Currently burn 18 million
tons/year
Expect to burn over 19
million tons in 2006
Increasing Coal
Tonnage

20 Transforming Allegheny Energy Financial Operational Environmental Risk profile Earnings growth

Jeffrey D. Serkes Senior Vice President and Chief Financial Officer

22 Improving Financial Results ($2.80) ($1.83) $0.38 ($0.37) $0.47 $0.90 2003 2004 2005 As Reported As Adjusted (9 Months) Earnings per share; diluted

Increasing Free Cash Flow
($ millions)
Cash from Operations
Free Cash Flow
(adjusted cash from operations
net of capital expenditures)
$507
$326
$403*
$347*
2004 2005
$81
$199
>$300
2004 2005 2006
(9 months) (9 months)
As reported As adjusted
* 2004 excludes OVEC proceeds and California contract escrow release.  2005 excludes costs for St. Joe’ s notes redemption and convertible trust preferred securities tender offer.

Achieve Investment Grade Rating:
Strengthening the Balance Sheet
Debt Outstanding
($ billions)
Sept.
2003
Sept.
2004
Sept.
2005
Equity Ratio
21%
18%
28%
>40%
Sept.
2003
Sept.
2005
Sept.
2004
$6.0
$5.2
$4.2
Target

Achieve Investment Grade Rating:
Improving Credit Statistics
9.0
6.5
4.5
<3.5
Dec.
2003
Dec.
2004
Sept.
2005
Target
Debt/EBITDA*
1.5
2.0
2.8
>4.0
Dec.
2003
Dec.
2004
Sept.
2005
Target
EBITDA/Interest*
*  based on adjusted EBITDA and adjusted interest for 12-month periods

2006 Earnings Growth:
Key Drivers
CONTRIBUTION TO PRE-TAX INCOME
($ millions; estimates*)
Pennsylvania rates ~$55
Maryland transition to market ~ 55
Ohio territory sale ~ 35
Market prices positive/negative
Plant availability no impact
Higher coal costs ~(80)
SO
2
allowance costs ~(25)
Lower O&M expense ~20
Lower interest expense ~65
Other factors positive/negative
* 2006 vs. 2005 as adjusted

27 Supplemental Information

Earnings (Loss) Per Share
As Reported As Adjusted
2003: Q1 $    (0.46) $      (0.32)
Q2 (1.82) (0.23)
Q3 (0.40) 0.11
Q4 (0.11) (0.14)
Year (2.80) (0.37)
2004: Q1 $ 0.25 $ (0.03)
Q2 (0.31) (0.21)
Q3 (2.40) 0.37
Q4 0.48 0.22
Year (1.83) 0.47
2005: Q1 $ 0.29 $      0.39
Q2 (0.12) 0.08
Q3 0.21 0.45
Year to date 0.38 0.90

EBITDA
$ millions
As Reported As Adjusted
2003: Q1 $     77.6 $       92.9
Q2 (203.5) 150.1
Q3 117.3      225.3
Q4 197.4 185.6
Year   156.8 634.9
2004: Q1 $    247.8 $ 175.5
Q2 110.3 122.0
Q3 243.2 243.2
Q4 303.9 221.8
Year 473.7 762.5
2005: Q1 $ 261.3 $ 261.3
Q2 210.6 192.7
Q3 254.7 274.2
Year to date 726.5 728.1

Allegheny Energy

7/1/2003
9/1/2003
11/1/2003
1/1/2004
3/1/2004
5/1/2004
7/1/2004
9/1/2004
11/1/2004
1/1/2005
3/1/2005
5/1/2005
7/1/2005
9/1/2005
10/28/2005

$80
$130
$180
$230
$280
$330
$380
AYE Dow Electric Utilities S&P 500
Brought
reporting
up to date
PA rate
proposal
approved
Completed
convertible
financing
Completed
tender offer
Completed
equity
financing
Completed
OVEC, Lincoln
sales
Exited
Western
energy
markets
Refinanced
bank debt
Completed
Wheatland
sale
Announced
Ohio sale
Completed
Mountaineer
sale
The Road to Recovery
Stock Price Performance
$100 Invested on July 1, 2003

Enhance Operating Performance
Financial
Performance
Engaged
Employees
Environmental
Stewardship
Shareholder
Value
Operational
Excellence
VISION:
“To Be a Top Performing Utility by
Year-End 2007”
Customer
Satisfaction

Generation and Marketing:
Overview
Capacity
Coal
94%
Gas
2%
Hydro & Oil
4%
* For year ended December 31, 2004
Capacity: 9,611 MW
Primarily base load coal-fired plants
Predominantly in Pennsylvania-New Jersey-Maryland
(“PJM”) region
Hydro & Oil
12%
Gas
9%
Coal
79%
MWH Output*

$0
$20
$40
$60
$80
$100
$120
$140
$160
0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000
Low-Cost Generation Fleet
Allegheny has an advantaged dispatch in PJM
PJM Dispatch Cost (Ozone Season): $/MWh
Dispatch curve assumptions:  natural gas delivered at approximately $9.00/mmBTU; coal at approximately
$42.00/ton; SO2
at $870/ton; NOx at $2,765/ton.  Expanded PJM including PJM Traditional, PJM West, AEP,
ComEd, DPL, DQE and Virginia Power.
Capacity in MW
Allegheny Coal Units
Dispatch Cost
Allegheny – Other Units
Hydro
Allegheny
58 MW
Nuclear
2005 Average
Pumped Storage
Allegheny 985 MW
Coal
Allegheny 7,617MW
2005 Peak
Oil & Gas
Allegheny 951 MW

World’s largest competitive power market
51 million people
700 million MWH of energy annually
160,000 MW of capacity
Nation’s most liquid spot power market
Model for FERC’s proposed Standard Market Design
Provides transactional flexibility: contracts not
required
Generation and Marketing:
PJM -- An Attractive Market
Expanded PJM includes PJM Traditional, PJM West, AEP, ComEd,
DPL, DQE and Virginia Power

35 Only 15% of Coal Delivered by Rail Note: Some barge coal originates on short line railroads. Rail 15% Barge 50% Conveyor 15% Truck 20% Coal Delivery Methods 2006

Delivery and Services:
Overview
In 5 states (PA, WV, MD,
VA, OH)
1.6 million electric customers
Load growth: 2.2% compounded
annually (1994-2004)
Allegheny Power
West Penn
Power
Monongahela
Power
Potomac
Edison
VIRGINIA
CHARLESTON
OHIO
HARRISBURG
MARYLAND
KENTUCKY
PENNSYLVANIA
CLEVELAND
BALTIMORE
PITTSBURGH
WASHINGTON, DC
WEST
VIRGINIA

37 PA 43% WV 29% MD 20% VA 6% OH 2% Delivery and Services: Retail Revenue Mix, 2004 By State By Customer Class Residential 43% Industrial 32% Commercial 24% Other 1%

6.77
7.01
6.94
6.81 6.82
9.58
6.33
8.08
7.37
8.84
0.00
2.00
4.00
6.00
8.00
10.00
12.00
Pennsylvania West Virginia Maryland Virginia Ohio
Allegheny Power State Average
Delivery and Services:
Competitive Rates
National
Average =
9.15 ¢/kWh
Residential Rates
¢/kWh as of January 1, 2005

Regulatory Timeline
1) Generation rate caps extend through 2010 and include rate increases in each year, 2006-2010.
2) One-time T&D increase can be requested through 2007. After 2007, can request recovery of purchased power and annual incremental T& D reliability and environmental costs, and one additional
T&D cost increase.
3) Ohio transfers to AEP by year-end 2005.
2004
2005 2006 2007
2008
Through 2005
Through 2005
Through 2005
Through 2005
Other classes through 2005
Through 2005
Small through 2005
Through 2005
Through 2005
Through 2005
Through 2005
Regulated Generation and T&D
Through 2008
Through 2004
Through 2007
Through 2007
Through 2007
Other classes through 2005
Large through 2003 Small through 2005
Through 2003
Through 2005
Large C&I through 2003
T&D
Gen.
Gen.
Gen.
T&D
Gen.
Gen.
Gen.
T&D
Gen.
Gen.
T&D
Gen.
Gen.
Gen.
T&D
Gen.
Gen.
Gen.
2003
Through 2007 ²
Through 2004
Through 2003
State
PA
WV
MD
VA
OH3
Res.
Com.
Ind.
Res.
Com.
Ind.
Res.
Ind.
Res.
Com.
Ind.
Res.
Com.
–
–
–
–
–
–
–
–
–
–
–
–
–
–
Ind.
–
–
Through 2004
Gen. Com.
–
Distribution through 2007
Through 2010 ²
Increases through 2010
1
Increases through 2010
1
Increases through 2010
1

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in millions, except per share data)

(unaudited)

THREE MONTHS ENDED SEPTEMBER 30, 2005	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	DILUTED INCOME PER SHARE
Calculation of Adjusted Income:
Income - GAAP basis	$65.3	$35.7	$0.21

Adjustments:
Loss from discontinued operations		7.8
Receipt of Hatfield power station insurance proceeds[1]	(11.0)	(6.8)
Redemption costs of 10.25% and 13.0% Senior Notes[2]	32.6	20.1
Impairment charge on Ohio T&D assets	30.5	18.0

Adjusted Income	$117.4	$74.8	$0.45

Calculation of Adjusted EBITDA:
Net Income - GAAP basis		$35.7
Loss from discontinued operations		7.8
Interest expense and preferred dividends		113.1
Income tax expense		21.4
Depreciation and amortization		76.7

EBITDA from continuing operations		254.7
Receipt of Hatfield power station insurance proceeds		(11.0)
Impairment charge on Ohio T&D assets		30.5

Adjusted EBITDA from continuing operations		$274.2

THREE MONTHS ENDED SEPTEMBER 30, 2004	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET (LOSS) INCOME	DILUTED (LOSS) INCOME PER SHARE
Calculation of Adjusted Income (Loss):
Income (Loss) - GAAP basis	$70.8	$(376.8)	$(2.40)

Adjustments:
Loss from discontinued operations		427.4

Adjusted Income	$70.8	$50.6	$0.37

Calculation of Adjusted EBITDA:
Net Loss - GAAP basis		$(376.8)
Loss from discontinued operations		427.4
Interest expense and preferred dividends		91.4
Income tax expense		26.1
Depreciation and amortization		75.1

EBITDA from continuing operations		243.2
No adjustments		—

Adjusted EBITDA from continuing operations		$243.2

FOOTNOTES:

[1]	This amount is included in operations and maintenance expense on the Consolidated Statement of Operations.

[2]	This amount is included in interest expense on the Consolidated Statement of Operations.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in millions, except per share data) (unaudited)

NINE MONTHS ENDED SEPTEMBER 30, 2005	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	DILUTED INCOME PER SHARE
Calculation of Adjusted Income:
Income - GAAP basis	$127.3	$59.9	$0.38

Adjustments:
Loss from discontinued operations		11.8
Interest expense related to Merrill Lynch summary judgment[1]	38.5	24.3
Expense related to conversion of trust preferred securities[2]	47.2	29.8
Cash receipt from former trading executive’s forfeited assets [3]	(11.2)	(6.9)
Receipt of Hatfield power station insurance proceeds[4]	(17.7)	(10.9)
Redemption costs of 10.25% and 13.0% Senior Notes[2]	32.6	20.1
Impairment charge on Ohio T&D assets	30.5	18.0

Adjusted Income	$247.2	$146.1	$0.90

Calculation of Adjusted EBITDA:
Net Income - GAAP basis		$59.9
Loss from discontinued operations		11.8
Interest expense and preferred dividends		369.7
Income tax expense		54.6
Depreciation and amortization		230.5

EBITDA from continuing operations		726.5
Cash receipt from former trading executive’s forfeited assets		(11.2)
Receipt of Hatfield power station insurance proceeds		(17.7)
Impairment charge on Ohio T&D assets		30.5

Adjusted EBITDA from continuing operations		$728.1

NINE MONTHS ENDED SEPTEMBER 30, 2004	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET (LOSS) INCOME	DILUTED (LOSS) INCOME PER SHARE
Calculation of Adjusted Income (Loss):
Income (Loss) - GAAP basis	$68.9	$(383.0)	$(2.97)

Adjustments:
Loss from discontinued operations		431.5
Gain on California contract escrow release[5]	(68.1)	(39.2)
Write-off of 2003 financing costs[2]	14.1	8.1
Gain on land sale, New York office space charge, net[6]	(4.2)	(2.4)
Loss on release of gas pipeline capacity[7]	11.7	6.7

Adjusted Income[8]	$22.4	$21.7	$0.17

Calculation of Adjusted EBITDA:
Net Loss - GAAP basis		$(383.0)
Loss from discontinued operations		431.5
Interest expense and preferred dividends		304.8
Income tax expense		25.2
Depreciation and amortization		222.9

EBITDA from continuing operations		601.4
Gain on California contract escrow release		(68.1)
Gain on land sale, New York office space charge, net		(4.2)
Loss on release of gas pipeline capacity		11.7

Adjusted EBITDA from continuing [8]		$540.8

FOOTNOTES:

[1]	This amount is included in interest expense on the Consolidated Statement of Operations. This amount represents the estimated interest owed to Merrill Lynch from March 16, 2001 thru March 31, 2005. It does not include interest accrued subsequent to March 31, 2005.

[2]	These amounts are included in interest expense on the Consolidated Statements of Operations.

[3]	This amount is included in other income and expenses, net, on the Consolidated Statement of Operations.

[4]	This amount is included in operations and maintenance expense on the Consolidated Statement of Operations.

[5]	This amount is included in operating revenues on the Consolidated Statement of Operations.

[6]	These amounts are included in other income and expenses, net, and operations and maintenance expense on the Consolidated Statement of Operations.

[7]	This amount is included in purchased power and transmission on the Consolidated Statement of Operations.

[8]	Not adjusted for $9.2 million of charges related to Allegheny Ventures for write-downs of inventory and discontinued product ($4.3 million), equity interests ($2.3 million) and adjustments in revenue recognition for a percentage of completion contract ($2.6 million).

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in millions)

(unaudited)

ADJUSTED EXPENSES	THREE MONTHS ENDED SEPTEMBER 30, 2005	THREE MONTHS ENDED SEPTEMBER 30, 2004
Operations and maintenance:
As reported	$182.1	$190.2
Receipt of Hatfield power station insurance proceeds	11.0	—

As Adjusted	$193.1	$190.2

Interest expense and preferred dividends of subsidiary:
As reported	$113.1	$91.4
Redemption costs of 10.25% and 13.0% Senior Notes	(32.6)	—

As Adjusted	$80.5	$91.4

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in millions, except per share data)

(unaudited)

THREE MONTHS ENDED JUNE 30, 2005	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET (LOSS) INCOME	DILUTED (LOSS) INCOME PER SHARE
Calculation of Adjusted Income (Loss):
Income (Loss) - GAAP basis	$3.8	$(18.4)	$(0.12)

Adjustments:
Loss from discontinued operations[1]		12.3
Expense related to conversion of trust preferred securities[2]	47.2	29.8
Cash receipt from former trading executive’s forfeited assets[3]	(11.2)	(6.9)
Receipt of Hatfield power station insurance proceeds[4]	(6.7)	(4.1)

Adjusted Income	$33.1	$12.7	$0.08

Calculation of Adjusted EBITDA:
Net Loss - GAAP basis		$(18.4)
Loss from discontinued operations		12.3
Interest expense and preferred dividends		129.5
Income tax expense		9.8
Depreciation and amortization		77.4

EBITDA from continuing operations		210.6
Cash receipt from former trading executive’s forfeited assets		(11.2)
Receipt of Hatfield power station insurance proceeds		(6.7)

Adjusted EBITDA from continuing operations		$192.7

THREE MONTHS ENDED JUNE 30, 2004	LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET LOSS	DILUTED LOSS PER SHARE
Calculation of Adjusted Loss:
Loss - GAAP basis	$(57.5)	$(39.5)	$(0.31)

Adjustments:
Loss from discontinued operations		6.6
Loss on release of gas pipeline capacity[5]	11.7	6.7

Adjusted Loss	$(45.8)	$(26.2)	$(0.21)

Calculation of Adjusted EBITDA:
Net Loss - GAAP basis		$(39.5)
Loss from discontinued operations		6.6
Interest expense and preferred dividends		92.3
Income tax benefit		(24.0)
Depreciation and amortization		74.9

EBITDA from continuing operations		110.3
Loss on release of gas pipeline capacity		11.7

Adjusted EBITDA from continuing operations		$122.0

FOOTNOTES:

[1]	This amount includes a net after-tax charge of $8.9 million relating to adjustments to the carrying values of assets held-for-sale.

[2]	This amount is included in Interest expense on the Consolidated Statement of Operations.

[3]	This amount is included in Other income on the Consolidated Statement of Operations.

[4]	This amount is included in Operations and maintenance expense on the Consolidated Statement of Operations.

[5]	This amount is included in Purchased power and transmission on the Consolidated Statement of Operations.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in millions, except per share data)

(unaudited)

THREE MONTHS ENDED MARCH 31, 2005	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	DILUTED INCOME PER SHARE
Calculation of Adjusted Income:
Income - GAAP basis	$58.2	$42.6	$0.29

Adjustments:
Income from discontinued operations		(8.2)
Interest expense related to Merrill Lynch summary judgment[1]	38.5	24.3

Adjusted Income	$96.7	$58.7	$0.39

Calculation of Adjusted EBITDA:
Net Income - GAAP basis		$42.6
Income from discontinued operations		(8.2)
Interest expense and preferred dividends		127.1
Income tax expense		23.4
Depreciation and amortization		76.4

EBITDA from continuing operations		261.3
No adjustments		—

Adjusted EBITDA from continuing operations		$261.3

THREE MONTHS ENDED MARCH 31, 2004	INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME (LOSS)	DILUTED INCOME (LOSS) PER SHARE
Calculation of Adjusted Income:
Income - GAAP basis	$55.5	$33.3	$0.25

Adjustments[2]:
Income from discontinued operations		(2.6)
Gain on California contract escrow release[3]	(68.1)	(40.5)
Write-off of 2003 financing costs[1]	14.1	8.4
Gain on land sale, New York office space charge, net[4]	(4.2)	(2.5)

Adjusted Income	$(2.7)	$(3.9)	$(0.03)

Calculation of Adjusted EBITDA:
Net Income - GAAP basis		$33.3
Income from discontinued operations		(2.6)
Interest expense and preferred dividends		121.1
Income tax expense		23.0
Depreciation and amortization		73.0

EBITDA from continuing operations		247.8
Gain on California contract escrow release		(68.1)
Gain on land sale, New York office space charge, net		(4.2)

Adjusted EBITDA from continuing operations[2]		$175.5

FOOTNOTES:

[1]	These amounts are included in Interest expense on the Consolidated Statements of Operations.

[2]	Not adjusted for $9.2 million of charges related to Allegheny Ventures for write-downs of inventory and discontinued product ($4.3 million), equity interests ($2.3 million) and adjustments in revenue recognition for a percentage of completion contract ($2.6 million).

[3]	This amount is included in Operating revenues on the Consolidated Statement of Operations.

[4]	These amounts are included in Operations and maintenance expense and Other income, net, on the Consolidated Statement of Operations.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in millions, except per share data)

(unaudited)

THREE MONTHS ENDED DECEMBER 31, 2004	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	DILUTED INCOME PER SHARE
Calculation of Income As Adjusted:
Income - GAAP basis	$139.7	$72.4	$0.48

Adjustments:
Gain on sale of OVEC power agreement and shares	(94.8)	(59.4)
Write-off of deferred financing costs[1]	9.2	5.8
Severance accrual[2]	3.9	2.4
Loss from discontinued operations		8.8

As Adjusted	$58.0	$30.0	$0.22

Calculation of EBITDA As Adjusted:
Net Income - GAAP basis		$72.4
Interest expense and preferred dividends		100.5
Income tax expense		54.5
Depreciation and amortization		76.5

EBITDA		303.9
Gain on sale of OVEC power agreement and shares		(94.8)
Severance accrual		3.9
Loss from discontinued operations		8.8

Adjusted EBITDA		$221.8

THREE MONTHS ENDED DECEMBER 31, 2003	INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET LOSS	DILUTED LOSS PER SHARE
Calculation of Income (Loss) As Adjusted:
Income (Loss) - GAAP basis	$16.5	$(13.7)	$(0.11)

Adjustments:
Receipt of payment from PURPA hydro facility[3]	(19.9)	(12.1)
Loss from discontinued operations		8.1

As Adjusted	$(3.4)	$(17.7)	$(0.14)

Calculation of EBITDA As Adjusted:
Net Loss - GAAP basis		$(13.7)
Interest expense and preferred dividends		117.5
Income tax expense		20.1
Depreciation and amortization		73.5

EBITDA		197.4
Receipt of payment from PURPA hydro facility		(19.9)
Loss from discontinued operations		8.1

Adjusted EBITDA		$185.6

FOOTNOTES:

[1]	This amount is included in Interest expense on the Consolidated Statement of Operations.

[2]	This amount is included in Operations and maintenance expense on the Consolidated Statement of Operations.

[3]	This amount is included in Purchased power and transmission expense on the Consolidated Statement of Operations.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in millions, except per share data)

(unaudited)

YEAR ENDED DECEMBER 31, 2004	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET (LOSS) INCOME	DILUTED (LOSS) INCOME PER SHARE
Calculation of Income (Loss) As Adjusted:
Income (Loss) - GAAP basis	$208.5	$(310.6)	$(1.83)

Adjustments[1]:
Gain on California contract escrow release[2]	(68.1)	(42.7)
Write-off of deferred financing costs[3]	23.3	14.6
Gain on land sale, New York office space charge (net)[4]	(4.2)	(2.6)
Loss on release of gas pipeline capacity[5]	11.7	7.3
Gain on sale of OVEC power agreement and shares	(94.8)	(59.4)
Severance accrual[6]	3.9	2.4
Loss from discontinued operations		440.3

As Adjusted	$80.3	$49.3	$0.47

Calculation of EBITDA As Adjusted:
Net Loss - GAAP basis		$(310.6)
Interest expense and preferred dividends		405.2
Income tax expense		79.7
Depreciation and amortization		299.4

EBITDA		473.7
Gain on California contract escrow release		(68.1)
Gain on land sale, New York office space charge (net)		(4.2)
Loss on release of gas pipeline capacity		11.7
Gain on sale of OVEC power agreement and shares		(94.8)
Severance accrual		3.9
Loss from discontinued operations		440.3

Adjusted EBITDA[1]		$762.5

YEAR ENDED DECEMBER 31, 2003	LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET LOSS	DILUTED LOSS PER SHARE
Calculation of Loss As Adjusted:
Loss - GAAP basis	$(518.2)	$(355.0)	$(2.80)

Adjustments[7]:
Gain on SFAS 71[8]	(75.8)	(45.9)
Loss on assets retired/held for sale[4]	37.5	22.7
Special termination and other benefits[6]	15.7	9.5
Impairment of New York office[6]	4.6	2.8
Losses on West Book and other exited trading activities[2]	434.9	263.6
Baltimore Gas & Electric contract termination costs[6]	32.0	19.4
Gain on land sale[8]	(9.5)	(5.8)
Receipt of payment from PURPA hydro facility[5]	(19.9)	(12.1)
Other6 & 9	12.6	7.6
Cumulative effect of accounting changes		20.7
Loss from discontinued operations		25.3

As Adjusted	$(86.1)	$(47.2)	$(0.37)

Calculation of EBITDA As Adjusted:
Net Loss - GAAP basis		$(355.0)
Interest expense and preferred dividends		427.8
Income tax benefit		(202.2)
Depreciation and amortization		286.2

EBITDA		156.8
Gain on SFAS 71		(75.8)
Loss on assets retired/held for sale		37.5
Special termination and other benefits		15.7
Impairment of New York office		4.6
Losses on West Book and other exited trading activities		434.9
Baltimore Gas & Electric contract termination costs		32.0
Gain on land sale		(9.5)
Receipt of payment from PURPA hydro facility		(19.9)
Other[9]		12.6
Cumulative effect of accounting changes		20.7
Loss from discontinued operations		25.3

Adjusted EBITDA[7]		$634.9

FOOTNOTES:

[1]	Not adjusted for $8.8 million of charges related to Allegheny Ventures for write-downs of inventory and discontinued product ($4.3 million), equity interests ($1.9 million) and adjustments in revenue recognition for a percentage of completion contract ($2.6 million).

[2]	These amounts are included in Operating revenues on the Consolidated Statements of Operations.

[3]	This amount is included in Interest expense on the Consolidated Statement of Operations.

[4]	These amounts are included in Operations and maintenance expense and Other income, net, on the Consolidated Statements of Operations.

[5]	These amounts are included in Purchased power and transmission expense on the Consolidated Statements of Operations.

[6]	These amounts are included in Operations and maintenance expense on the Consolidated Statements of Operations.

[7]	Not adjusted for estimated energy trading losses totaling $34.9 million. These losses were primarily the result of trading activities in the Western United States energy markets, which Allegheny exited in 2003.

[8]	These amounts are included in Other income, net, on the Consolidated Statement of Operations.

[9]	Charges related to the St. Joseph’s generating plant lease ($2.0 million), additional Enron litigation reserves ($7.0 million) and additional costs attributable to asset sales ($3.6 million).

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in millions, except per share data)

(unaudited)

THREE MONTHS ENDED SEPTEMBER 30, 2004	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET (LOSS) INCOME	DILUTED (LOSS) INCOME PER SHARE
Calculation of Income (Loss) As Adjusted:
Income (Loss) - GAAP basis	$70.8	$(376.8)	$(2.40)

Adjustments:
Loss from discontinued operations		427.4

As Adjusted	$70.8	$50.6	$0.37

Calculation of EBITDA As Adjusted:
Net Loss - GAAP basis		$(376.8)
Interest expense and preferred dividends		91.4
Income tax expense		26.1
Depreciation and amortization		75.1

EBITDA		(184.2)
Loss from discontinued operations		427.4

Adjusted EBITDA		$243.2

THREE MONTHS ENDED SEPTEMBER 30, 2003	(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET (LOSS) INCOME	DILUTED (LOSS) INCOME PER SHARE
Calculation of Loss As Adjusted:
Loss - GAAP basis	$(72.1)	$(51.0)	$(0.40)

Adjustments:
Loss from discontinued operations		4.2
Losses on West Book and other exited trading activities[1]	113.3	66.2
Gain on land sale[2]	(9.5)	(5.6)

As Adjusted	$31.7	$13.8	$0.11

Calculation of EBITDA As Adjusted:
Net Loss - GAAP basis		$(51.0)
Interest expense and preferred dividends		116.1
Income tax benefit		(23.7)
Depreciation and amortization		75.9

EBITDA		117.3
Loss from discontinued operations		4.2
Losses on West Book and other exited trading activities		113.3
Gain on land sale		(9.5)

Adjusted EBITDA		$225.3

FOOTNOTES:

[1]	This amount is included in Operating revenues on the Consolidated Statement of Operations.

[2]	This amount is included in Other income, net, on the Consolidated Statement of Operations.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in millions, except per share data; unaudited)

THREE MONTHS ENDED JUNE 30, 2004	NET LOSS	DILUTED LOSS PER SHARE
Calculation of adjusted net loss:

Net loss – GAAP basis	($39.5)	($0.31)

Adjustments:
Loss from discontinued operations	6.7
Loss on release of gas pipeline capacity[1]	6.7

Adjusted Net Loss	$(26.1)	($0.21)

Calculation of adjusted EBITDA:
Net loss – GAAP basis	$(39.5)
Loss from discontinued operations	6.7
Interest expense and preferred dividends	100.2
Income tax benefit	(29.3)
Depreciation and amortization	85.2

EBITDA from continuing operations	123.3
Loss on release of gas pipeline capacity	11.7

Adjusted EBITDA from continuing operations	$135.0

THREE MONTHS ENDED JUNE 30, 2003	NET LOSS	DILUTED LOSS PER SHARE
GAAP basis	$(231.5)	$(1.82)

Adjustments[2]:
Unrealized loss on renegotiation of CDWR contract[3]	87.4
Unrealized losses on West Book trading activities[3]	97.2
Baltimore Gas & Electric contract termination costs[4]	18.4

As Adjusted	$(28.5)	$(0.23)

GAAP basis	$(231.5)
Interest expense and preferred dividends	115.9
Income tax benefit	(167.4)
Depreciation and amortization	79.5

EBITDA	(203.5)
Unrealized loss on renegotiation of CDWR contract	152.2
Unrealized losses on West Book trading activities	169.4
Baltimore Gas & Electric contract termination costs	32.0

Adjusted EBITDA[2]	$150.1

FOOTNOTES:

[1]	This amount is included in Purchased power and transmission on the Consolidated Statement of Operations.

[2]	Not adjusted for estimated net energy trading gains of $18.2 million, consisting of realized gains of $19.7 million and unrealized losses of $1.5 million.

[3]	These amounts are included in Operating revenues on the Consolidated Statement of Operations.

[4]	This amount is included in Operations and maintenance expense on the Consolidated Statement of Operations.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in millions, except per share data)

(unaudited)

THREE MONTHS ENDED MARCH 31, 2004	INCOME BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME (LOSS)	DILUTED EARNINGS PER SHARE
GAAP basis	$60.7	$33.3	$0.25
Adjustments[1]:
Gain on California contract escrow release	(68.1)	(39.4)
Write-off of 2003 financing costs	14.1	8.2
Gain on land sale, New York office space charge (net)	(4.2)	(2.4)

As Adjusted	$2.5	($0.3)	$—

GAAP basis		$33.3
Interest expense and preferred dividends		132.2
Income tax expense		25.5
Depreciation and amortization		83.3

EBITDA		274.3
Gain on California contract escrow release		(68.1)
Gain on land sale, New York office space charge (net)		(4.2)

Adjusted EBITDA[1]		$202.0

THREE MONTHS ENDED MARCH 31, 2003	LOSS BEFORE INCOME TAXES, MINORITY INTEREST AND CUMULATIVE EFFECT OF ACCOUNTING CHANGES	NET LOSS	DILUTED LOSS PER SHARE
GAAP basis	($79.0)	($58.8)	($0.46)
Adjustments[2]:
Gain on SFAS 71	(75.8)	(39.3)
Loss on assets retired/held for sale	37.5	19.4
Special termination and other benefits	15.7	8.1
Impairment of New York office	4.6	2.4
Other[3]	12.6	6.5
Cumulative effect of accounting changes		20.7

As Adjusted	($84.4)	($41.0)	($0.32)

GAAP basis		($58.8)
Interest expense and preferred dividends		96.8
Income tax benefit		(38.0)
Depreciation and amortization		77.6

EBITDA		77.6
Gain on SFAS 71		(75.8)
Loss on assets retired/held for sale		37.5
Special termination and other benefits		15.7
Impairment of New York office		4.6
Other[3]		12.6
Cumulative effect of accounting changes		20.7

Adjusted EBITDA[2]		$92.9

FOOTNOTES:

[1]	Adjustments for 2004 exclude $9.2 million of charges related to Allegheny Ventures for write-downs of inventory and discontinued product ($4.3 million), equity interests ($2.3 million) and adjustments in revenue recognition for a percentage of completion contract ($2.6 million).

[2]	Adjustments for 2003 exclude estimated energy trading losses totaling $102.2 million. These losses were primarily the result of trading activities in the Western United States energy markets, which Allegheny exited in 2003.

[3]	Charges related to the St. Joseph’s generating plant lease ($2.0 million), additional Enron litigation reserves ($7.0 million) and additional costs attributable to asset sales ($3.6 million).

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in millions)

(unaudited)

ADJUSTED EBITDA	TWELVE MONTHS ENDED DECEMBER 31, 2003	TWELVE MONTHS ENDED DECEMBER 31, 2004	TWELVE MONTHS ENDED SEPTEMBER 30, 2005
Calculation of Adjusted EBITDA:
Net (Loss) Income - GAAP basis	$(355.0)	$(310.6)	$132.3
Cumulative effect of accounting changes	20.7
Loss from discontinued operations	25.3	440.3	20.6
Interest expense and preferred dividends	427.8	405.2	470.2
Income tax (benefit) expense	(202.2)	79.7	109.1
Depreciation and amortization	286.2	299.4	307.0

EBITDA from continuing operations	202.8	914.0	1,039.2
Gain on SFAS 71	(75.8)
Loss on assets retired/held-for-sale	37.5
Special termination and other benefits	15.7
Impairment of New York office	4.6
Losses on West Book and other exited trading activities	434.9
Baltimore Gas & Electric contract termination costs	32.0
Gain on land sale	(9.5)
Receipt of payment from PURPA hydro facility	(19.9)
Other	12.6
Gain on California contract escrow release		(68.1)
Gain on land sale, New York office space charge (net)		(4.2)
Loss on release of gas pipeline capacity		11.7
Gain on sale of OVEC power agreement and shares		(94.8)	(94.8)
Severance accrual		3.9	3.9
Cash receipt from former trading executive’s forfeited assets			(11.2)
Receipt of Hatfield power station insurance proceeds			(17.7)
Impairment charge on Ohio T&D assets			30.5

Adjusted EBITDA from continuing operations	$634.9	$762.5	$949.9

ADJUSTED INTEREST EXPENSE	TWELVE MONTHS ENDED DECEMBER 31, 2003	TWELVE MONTHS ENDED DECEMBER 31, 2004	TWELVE MONTHS ENDED SEPTEMBER 30, 2005
Calculation of Adjusted Interest Expense:
Interest Expense - GAAP basis	$422.8	$400.2	$465.1
Write-off of deferred financing costs		(23.3)	(9.2)
Interest expense related to Merrill Lynch summary judgment			(38.5)
Expense related to conversion of trust preferred securities			(47.2)
Redemption costs of 10.25% and 13.0% Senior Notes			(32.6)

Adjusted Interest Expense	$422.8	$376.9	$337.6

RATIOS	TWELVE MONTHS ENDED DECEMBER 31, 2003	TWELVE MONTHS ENDED DECEMBER 31, 2004	TWELVE MONTHS ENDED SEPTEMBER 30, 2005
Total Debt Outstanding	$5,725.9	$4,925.9	$4,232.0
Total Debt Outstanding / EBITDA:
GAAP basis	28.2x	5.4x	4.1x
Adjusted basis	9.0x	6.5x	4.5x
EBITDA / Interest Expense:
GAAP basis	0.5x	2.3x	2.2x
Adjusted basis	1.5x	2.0x	2.8x